Exhibit 99.2

FOR IMMEDIATE RELEASE

DICK’S Sporting Goods to Acquire Foot Locker to Create a Global Leader in the

Sports Retail Industry

Combination creates global platform within the growing sports retail industry, positioned to serve evolving needs of a broader range of consumers

Poised to drive long-term success through innovative store concepts and digital experiences

Foot Locker shareholders can elect to receive either $24.00 in cash or 0.1168 shares of DICK’S

Sporting Goods common stock for each share of Foot Locker common stock

Transaction expected to be accretive to DICK’S Sporting Goods EPS in the first full fiscal year post-close (excludes one-time costs)

PITTSBURGH and NEW YORK, May 15, 2025 – DICK’S Sporting Goods, Inc. (“DICK’S”) (NYSE: DKS), a leading U.S. based full-line omni-channel sporting goods retailer, and Foot Locker, Inc. (“Foot Locker”) (NYSE: FL), a leading footwear and apparel retailer, today announced that they have entered into a definitive merger agreement under which DICK’S will acquire Foot Locker. This transaction implies an equity value of approximately $2.4 billion and an enterprise value of approximately $2.5 billion.

Foot Locker has a strong history of sneaker expertise that sparks discovery and ignites the power of sneaker culture through its portfolio of brands, including Foot Locker, Kids Foot Locker, Champs Sports, WSS, and atmos. It encompasses approximately 2,400 retail stores across 20 countries in North America, Europe, Asia, Australia and New Zealand, and a licensed store presence in Europe, the Middle East and Asia. In 2024, Foot Locker achieved net worldwide sales of $8 billion. DICK’S expects to operate Foot Locker as a standalone business unit within its portfolio and maintain the Foot Locker brands.

“We have long admired the cultural significance and brand equity that Foot Locker and its dedicated Stripers have built within the communities they serve,” said Ed Stack, Executive Chairman of DICK’S. “We believe there is meaningful opportunity for growth ahead. By applying our operational expertise to this iconic business, we see a clear path to further unlocking growth and enhancing Foot Locker’s position in the industry. Together, we will leverage the complementary strengths of both organizations to better serve the broad and evolving needs of global sports retail consumers.”

“We look forward to welcoming Foot Locker’s talented team and building upon their expertise and passion for their business, which we intend to honor and amplify together,” said Lauren Hobart, President and CEO of DICK’S. “Sports and sports culture continue to be incredibly powerful, and with this acquisition, we’ll create a new global platform that serves those ever evolving needs through iconic concepts consumers know and love, enhanced store designs and omnichannel experiences, as well as a product mix that appeals to our different customer bases.”

“Today’s announcement marks the start of an exciting new chapter for Foot Locker and is a testament to our team’s hard work and dedication to our mission,” said Mary Dillon, CEO of Foot Locker. “By joining forces with DICK’S, Foot Locker will be even better positioned to expand sneaker culture, elevate the omnichannel experience for our customers and brand partners, and enhance our position in the industry. We are pleased to provide shareholders with a transaction structure that offers the choice of significant and immediate cash value or the opportunity to invest in the combined company and benefit from the substantial upside potential. I am proud of all that our teams around the world, including our Stripers, have accomplished to reach this milestone moment, and am confident this transaction represents the best path for our shareholders and other stakeholders.”

The proposed acquisition represents an important strategic milestone for DICK’S whereby the combined company offers significant strategic and financial benefits:

•

Create a global platform within the growing sports retail industry. The transaction will better position the combined company to serve consumers worldwide and expands DICK’S addressable market opportunity. By combining with Foot Locker, DICK’S will be poised to serve consumers not only in new locations in the U.S. through Foot Locker’s complementary real estate portfolio, but also internationally for the first time. With strong long-term industry tailwinds, the combined company is well positioned for long-term growth.

•

Serve a broader set of consumers across differentiated concepts. Iconic concepts will cater to a broad spectrum of consumers, from performance-focused athletes to sneakerheads. Building upon the groundbreaking learnings from DICK’S House of Sport and Foot Locker’s Reimagined Concept stores, the combined company will provide an unmatched immersive and innovative retail experience for consumers.

•

Strengthen relationships with brand partners through global reach. Together, DICK’S and Foot Locker will serve as a stronger partner for key brands, offering multiple platforms for both established and emerging partners to showcase their assortments, connect with athletes and increase visibility on a global level.

•

Invest in future growth through an industry-leading omnichannel experience. DICK’S has a history of strong growth and aims to invest in and grow the Foot Locker brand and position the combined company for long-term success. The combination will drive growth through differentiated store concepts and robust digital experiences to enable sustainable long-term profitable growth.

•

Unlock operational efficiencies that create shareholder value. DICK’S expects the transaction to be accretive to EPS in the first full fiscal year post-close (excludes transaction and other one-time costs to achieve synergies) and to deliver between $100 to $125 million in cost synergies in the medium-term achieved through procurement and direct sourcing efficiencies.

Additional Transaction Details

Under the terms of the merger agreement, which has been unanimously approved by the boards of directors of DICK’S and Foot Locker, Foot Locker shareholders will elect to receive either (i) $24.00 in cash or (ii) 0.1168 shares of DICK’S common stock for each share of Foot Locker common stock. The election is not subject to a minimum or maximum amount of cash or stock consideration.

Based on the closing price of Foot Locker common stock on 5/14/2025, the $24.00 per-share consideration represents a premium of approximately 66% to Foot Locker’s 60-trading day volume weighted average price. The total consideration represents an acquisition multiple of approximately 6.1x fiscal 2024 adjusted EBITDA.

DICK’S intends to finance the acquisition through a combination of cash-on-hand and new debt.

The transaction is subject to Foot Locker shareholder approval and other customary closing conditions, including regulatory approvals, and is expected to close in the second half of 2025.

Goldman Sachs is serving as financial advisor to DICK’S and provided fully committed bridge financing. Wachtell, Lipton, Rosen & Katz is serving as DICK’S legal advisor. Evercore is serving as financial advisor to Foot Locker, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as Foot Locker’s legal advisor.

Conference Call Info

DICK’S management will host a conference call today at 9:00 a.m. Eastern Time to discuss the proposed acquisition. Investors will have the opportunity to listen to the conference call over the internet through the Company’s website located at investors.DICKS.com. To listen to the live call, please go to the website at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live webcast, it will be archived on the Company’s website for approximately twelve months.

About DICK’S Sporting Goods

DICK’S Sporting Goods (NYSE: DKS) creates confidence and excitement by inspiring, supporting and personally equipping all athletes to achieve their dreams. Founded in 1948 and headquartered in Pittsburgh, the leading omnichannel retailer serves athletes and outdoor enthusiasts in more than 850 DICK’S Sporting Goods, Golf Galaxy, Public Lands and Going Going Gone! stores, online, and through the DICK’S mobile app. DICK’S also owns and operates DICK’S House of Sport and Golf Galaxy Performance Center, as well as GameChanger, a youth sports mobile platform for live streaming, scheduling, communications and scorekeeping.

Driven by its belief that sports have the power to change lives, DICK’S has been a longtime champion for youth sports and, together with its Foundation, has donated millions of dollars to support under-resourced teams and athletes through the Sports Matter program and other community-based initiatives. Additional information about DICK’S business, corporate giving and employment opportunities can be found on dicks.com, investors.dicks.com, sportsmatter.org, dickssportinggoods.jobs and on Instagram, TikTok, Facebook and X.

About Foot Locker

Foot Locker, Inc. is a leading footwear and apparel retailer that unlocks the “inner sneakerhead” in all of us. With approximately 2,400 retail stores in 20 countries across North America, Europe, Asia, Australia, and New Zealand, and a licensed store presence in Europe, the Middle East and Asia, Foot Locker has a strong history of sneaker authority that sparks discovery and ignites the power of sneaker culture through its portfolio of brands, including Foot Locker, Kids Foot Locker, Champs Sports, WSS, and atmos.

Contacts:

DICK’S Sporting Goods

Investor Relations:

Nate Gilch, Senior Director of Investor Relations

DICK’S Sporting Goods, Inc.

investors@dcsg.com

(724) 273-3400

Media Relations:

(724) 273-5552 or press@dcsg.com

Foot Locker

Kate Fitzsimons

Investor Relations

ir@footlocker.com

Leigh Parrish

Joele Frank, Wilkinson Brimmer Katcher

lparrish@joelefrank.com

mediarelations@footlocker.com

Category: Company

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Forward-Looking Statements Involving Known and Unknown Risks and Uncertainties

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified as those that may predict, forecast, indicate or imply future results or performance and by forward-looking words such as “believe”, “anticipate”, “expect”, “estimate”, “predict”, “intend”, “plan”, “project”, “goal”, “will”, “will be”, “will continue”, “will result”, “could”, “may”, “might” or any variations of such words or other words with similar meanings. Any statements about DICK’S Sporting Goods, Inc.’s (“DICK’S Sporting Goods”), Foot Locker, Inc.’s (“Foot Locker”) or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. These statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond DICK’S Sporting Goods’, Foot Locker’s and the combined company’s control. DICK’S Sporting Goods’, Foot Locker’s and the combined company’s future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. Forward-looking statements include statements regarding, among other things, the benefits of the combination of DICK’S Sporting Goods and Foot Locker (the “Transaction”), including future financial and operating results and the combined company’s plans, objectives, expectations, intentions, growth strategies and culture and other statements that are not historical facts.

Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements include, but are not limited to, current macroeconomic conditions, including prolonged inflationary pressures, potential changes to international trade relations, geopolitical conflicts and adverse changes in consumer disposable income; supply chain constraints, delays and disruptions; fluctuations in product costs and availability due to tariffs, currency exchange rate fluctuations, fuel price uncertainty and labor shortages; changes in consumer demand for products in certain categories and consumer lifestyle changes; intense competition in the sporting goods industry; the overall success of DICK’S Sporting Goods’, Foot Locker’s and the combined company’s strategic plans and initiatives; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s vertical brand strategy and plans; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to optimize their respective distribution and fulfillment networks to efficiently deliver merchandise to their stores and the possibility of disruptions; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s dependence on suppliers, distributors, and manufacturers to provide sufficient quantities of quality products in a timely fashion; the potential impacts of unauthorized use or disclosure of sensitive or confidential customer, employee, vendor or other information; the risk of problems with DICK’S Sporting Goods’, Foot Locker’s and the combined company’s information systems, including e-commerce platforms; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to attract and retain customers, executive officers and employees; increasing labor costs; the effects of the performance of professional sports teams within DICK’S Sporting Goods’, Foot Locker’s and the combined company’s core regions of operations; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to control expenses and manage inventory shrink; the seasonality of certain categories of DICK’S Sporting Goods’, Foot Locker’s and the combined company’s operations and weather-related risks; changes in applicable tax laws, regulations, treaties, interpretations and other guidance; product safety and labeling concerns; the projected range of capital expenditures of DICK’S Sporting Goods, Foot Locker and the combined company, including costs associated with new store development, relocations and remodels and investments in technology; plans to return capital to stockholders through dividends and share repurchases, if any; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to meet market expectations; the influence of DICK’S Sporting Goods’ Class B common stockholders and associated possible scrutiny and public pressure; compliance and litigation risks; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s ability to protect their respective intellectual property rights or respond to claims of infringement by third parties; the availability of adequate capital; obligations and other provisions related to DICK’S Sporting Goods’, Foot Locker’s and the combined company’s indebtedness; DICK’S Sporting Goods’, Foot Locker’s and the combined company’s future results of operations and financial condition; the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the Transaction; the outcome of any legal proceedings that may be instituted against DICK’S Sporting Goods or Foot Locker, including with respect to the Transaction; the possibility that the Transaction does not close when expected or at all because required regulatory or shareholder approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction, including anticipated cost synergies, may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of DICK’S Sporting Goods and Foot Locker following the closing of the Transaction; the dilution caused by the issuance of shares of DICK’S Sporting Goods common stock in the Transaction; the possibility that a Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the terms of the debt financing incurred in connection with the Transaction; reputational risk and potential adverse reactions of DICK’S Sporting Goods’ or Foot Locker’s customers, employees or other business partners; and the diversion of DICK’S Sporting Goods’ and Foot Locker’s management’s attention and time from ongoing business operations and opportunities due to the Transaction. These factors are not necessarily all of the factors that could cause DICK’S Sporting Goods’, Foot Locker’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm DICK’S Sporting Goods’, Foot Locker’s or the combined company’s results.

For additional information on these and other factors that could affect DICK’S Sporting Goods’ or Foot Locker’s actual results, see the risk factors set forth in DICK’S Sporting Goods’ and Foot Locker’s filings with the Securities and Exchange Commission (the “SEC”), including DICK’S Sporting Goods’ most recent Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and its other filings with the SEC, and Foot Locker’s most recent Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and its other filings with the SEC. DICK’S Sporting Goods and Foot Locker disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation. Forward-looking statements included in this presentation are made as of the date of this presentation.

Additional Information about the Merger and Where to Find It

In connection with the Transaction, DICK’S Sporting Goods intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement of Foot Locker that also constitutes a prospectus for the shares of DICK’S Sporting Goods common stock to be offered in the Transaction. Each of DICK’S Sporting Goods and Foot Locker may also file other relevant documents with the SEC regarding the Transaction. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document that DICK’S Sporting Goods or Foot Locker may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to shareholders of Foot Locker. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT DICK’S SPORTING GOODS, FOOT LOCKER, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about DICK’S Sporting Goods, Foot Locker and the Transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by DICK’S Sporting Goods will be available free of charge on DICK’S Sporting Goods’ website at https:// investors.dicks.com. Copies of the documents filed with the SEC by Foot Locker will be available free of charge on Foot Locker’s website at https://investors.footlocker-inc.com.

Participants in the Solicitation

DICK’S Sporting Goods, Foot Locker and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information about the directors and executive officers of DICK’S Sporting Goods is set forth in DICK’S Sporting Goods’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on May 2, 2025 and is available at https:// www.sec.gov/ix?doc=/Archives/edgar/data/0001089063/000108906325000054/dks-20250501.htm, under the headings “Corporate Governance,” “Director Compensation,” “Executive Compensation,” “Transactions with Related Persons” and “Stock Ownership,” DICK’S Sporting Goods’ Annual Report on Form 10-K for the fiscal year ended February 1, 2025, which was filed with the SEC on March 27, 2025 and is available at https://www.sec.gov/ix?doc=/ Archives/edgar/data/1089063/000108906325000012/dks-20250201.htm, and to the extent holdings of DICK’S Sporting Goods securities by its directors or executive officers have changed since the amounts set forth in DICK’S Sporting Goods’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership on Form 4, which are filed with the SEC. Information about the directors and executive officers of Foot Locker is set forth in Foot Locker’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 10, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/ data/850209/000110465925033769/tm2425908-3_def14a.htm, under the headings “Governance,” “Director Compensation,” “Executive Compensation” and “Shareholder Ownership,” Foot Locker’s Annual Report on Form 10-K for the fiscal year ended February 1, 2025, which was filed with the SEC on March 27, 2025 and is available at https:// www.sec.gov/ix?doc=/Archives/edgar/data/850209/000143774925009620/floc20241213_10k.htm, and to the extent holdings of Foot Locker securities by its directors or executive officers have changed since the amounts set forth in Foot Locker’s proxy statement for its 2025 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership on Form 4, which are filed with the SEC.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by DICK’S Sporting Goods and Foot Locker will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by DICK’S Sporting Goods will be available free of charge on DICK’S Sporting Goods’ website at https://investors.dicks.com and those filed by Foot Locker will be available free of charge on Foot Locker’s website at https://investors.footlocker-inc.com.